Exhibit 10.1

Foxtel Management Pty Limited
Each MLAB named in Schedule 1
Each New MLAB named in Schedule 1
Each Financier named in Schedule 1
The Departing Financier
Commonwealth Bank of Australia as Facility Agent

Amendment Agreement

The Allens contact for this document is Alan Maxton

Allens
Deutsche Bank Place
Corner Hunter and Phillip Streets
Sydney NSW 2000
T +61 2 9230 4000
F +61 2 9230 5333
www.allens.com.au

© Allens, Australia 2021

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This Agreement is made on	8 April 2021
Parties
1Foxtel Management Pty Limited (ABN 65 068 671 938) of 5 Thomas Holt Drive, North Ryde, NSW, 2113 in its own capacity (Borrower);
2Each bank or financial institution named in Part 1 of Schedule 1 (each an MLAB);
3Each bank or financial institution named in Part 2 of Schedule 1 (each a New MLAB);
4Each bank or financial institution named in Part 3 of Schedule 1 (each a Financier);
5The bank or financial institution named in Part 4 of Schedule 1 (the Departing Financier); and
6Commonwealth Bank of Australia (ABN 48 123 123 124) of Darling Park, Tower 1, Level 21, 201 Sussex Street, Sydney NSW 2000 (the Facility Agent).

Recitals
ACertain of the parties to this Agreement are party to the Syndicated Facility Agreement dated 14 November 2019 between, among others, the Borrower and the Facility Agent (the Facility Agreement).
BThe parties wish to amend the Facility Agreement and to release certain parties from the Facility Agreement as Financiers in accordance with the terms of this Agreement.
It is agreed as follows.
1Definitions and Interpretation

1.1Definitions
Definitions in the Amended Facility Agreement (including by incorporation) apply in this Agreement unless the context requires otherwise or the relevant term is defined in this Agreement and the following definitions apply unless the context requires otherwise.
Amended Facility Agreement means the Facility Agreement as amended by this Agreement.
Continuing Financiers means each of:
(a)Commonwealth Bank of Australia;
(b)Australia and New Zealand Banking Group Limited;
(c)National Australia Bank Limited;
(d)Westpac Banking Corporation;
(e)The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch;
(f)Bank of America, N.A., Australian Branch;
(g)Citicorp North America, Inc.;
(h)Deutsche Bank AG, Sydney Branch; and
(i)JPMorgan Chase Bank, N.A., Sydney Branch.
Effective Date means the later of 9th April 2021 or the date on which the Facility Agent advises

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the Borrower that the conditions precedent referred to in Clause 3 have been satisfied or waived.
Substitute Financier means The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch.
Substituted Commitment means, with respect to a Continuing Financier or the Departing Financier (as applicable) and the Substitute Financier, that part of the Continuing Financier’s or Departing Financier's Commitment and participation in the Principal Outstanding drawn under that Commitment equal to the Substitution Commitment and Substitution Amount respectively as specified in column 3 of schedule 3.
Substitution Amount means, with respect to a Continuing Financier or the Departing Financier (as applicable) and the Substitute Financier, the amount so described in schedule 3 that is equal to that part of the Continuing Financier’s or Departing Financier's participation in the Principal Outstanding to be substituted in favour of the Substitute Financier under this Agreement.
Substitution Commitment means, with respect to a Continuing Financier or the Departing Financier (as applicable) and the Substitute Financier, the amount so described in schedule 3 that is equal to that part of the Continuing Financier’s or Departing Financier's Commitment to be substituted in favour of the Substitute Financier under this Agreement.
Total Payment Amount means, with respect to a Continuing Financier or the Departing Financier, the amount so described in schedule 3.
Total Substituted Commitment means, with respect to a Continuing Financier or the Departing Financier, the total of all the Substituted Commitments to be substituted in favour of the Substitute Financier by that Continuing Financier or the Departing Financier under this Agreement.
Total Substitution Amount means, with respect to the Substitute Financier, the total of all the Substitution Amounts of the Substitute Financier substituted from all relevant Continuing Financiers or the Departing Financier under this Agreement.
Total Substitution Commitment means, with respect to the Substitute Financier, the total of all the Substitution Commitments of the Substitute Financier substituted from all relevant Continuing Financiers or the Departing Financier (as applicable) under this Agreement.
2Amendment of Facility Agreement
On and from the Effective Date, the Facility Agreement is amended as follows:
(a)the following definitions are included in clause 1.1 (Definitions) in alphabetical order:
"Amendment Agreement means the Amendment Agreement dated on or about 8 April 2021 between, among others, the Initial Borrower, each Initial Financier and the Facility Agent."
"Effective Date has the meaning given to that term in the Amendment Agreement."
"New MLAB means each bank or financial institution named in part 3 of Schedule 2."
(b)paragraph (a) of the definition of Finance Party in clause 1.1 (Definitions) is deleted and replaced with the following:
"any MLAB or New MLAB;"
(c)the definition of Maturity Date in clause 1.1 (Definitions) is deleted and replaced with the following:
"Maturity Date means 31 May 2024."
(d)clause 7.4 (Margin) is deleted and replaced with the following:

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"7.4    Margin
(a)Subject to paragraph (b), the Margin for a Funding Portion will be determined by reference to the table below based on the Net Debt to EBITDA Ratio of the NXEA Consolidated Group as shown in the most recent Compliance Certificate delivered after the date of this Agreement under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll as at the most recent Calculation Date.

Net Debt to EBITDA	Margin
above 3.0	3.25% p.a.
above 2.5 but ≤ 3.0	2.75% p.a.
above 2.0 but ≤ 2.5	2.50% p.a.
above 1.5 but ≤ 2.0	2.25% p.a.
≤ 1.5	2.00% p.a.
Any Margin adjustment will take effect on the first day of the next Interest Period for a Funding Portion.
(b)Notwithstanding any other provision of this Agreement, the applicable Margin for all Funding Portions outstanding on the Effective Date in relation to the period on and from the Effective Date to the last day of the Funding Period during which a Compliance Certificate is given for the 30 June 2021 Calculation Date under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll will be 2.50% p.a."
(e)clause 18.1 (Appointment of Facility Agent) is amended by including the words ", MLAB and New MLAB" after the first use of the word "Financier";
(f)a new clause 27 is included as follows:
"27    Change in respect of Screen Rate
Subject to clause 18.5(b), if the Screen Rate is not available, any amendment or waiver which relates to providing for another benchmark rate to apply in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that other benchmark rate) may be made with the consent of the Majority Financiers and the Borrowers."
(g)Schedule 2 is deleted and replaced with Schedule 2 of this Agreement.
3Conditions Precedent
The Facility Agent shall notify the Borrower, the Financiers and the Departing Financier promptly after receipt of each of the following items in form and substance satisfactory to the Facility Agent, acting on the instruction of all the Financiers:
(a)copies of the following documents:
(i)(Finance Document): a counterpart of this Agreement duly executed by the Borrower;
(ii)(Verification Certificate) a certificate in relation to the Borrower given by an officer of the Borrower, substantially in the form of Annexure C of the Amended Facility Agreement; and

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(iii)(Lawyers' Opinions) a legal opinion of Allens, Australian legal advisers to the Borrower, in respect of this Agreement;
(b)(KYC) completion of each Finance Party's "Know Your Customer" checks in respect of the Borrower and its authorised representatives, and any other person for whom the Finance Party reasonably believes that an applicable customer identification procedure must be conducted in connection with the Finance Documents and the transactions contemplated by those documents;
(c)(Fees) payment of all fees due and payable under the Finance Documents (including each Finance Party's reasonable legal costs and expenses in relation to negotiation and preparation of, and entry into, the Finance Documents);
(d)(Searches) ASIC and insolvency notice searches in respect of the Borrower; and
(e)(Commitment Fee) evidence that the Borrower has paid to the Facility Agent for the account of each Financier and the Departing Financier any commitment fee which will on or before the Effective Date accrue for the account of each Financier and the Departing Financier under clause 14.1 of the Facility Agreement.
4Substitution
4.1Payments to be made
(a)On the Effective Date, the Substitute Financier agrees to pay all Total Payment Amounts relevant to the Substitute Financier to the Facility Agent (on behalf of each Continuing Financier or the Departing Financier (as applicable)) to the following account:

Account Name:	Agency Group Corporate Finance

Bank:	Commonwealth Bank of Australia

Account Number:	1050 7262

BSB:	06 4000

Swift Code:	CTBAAU2S

Reference:	Foxtel
(b)The Facility Agent agrees to:
(i)notify each party to this Agreement when it has received all Total Payment Amounts from the Substitute Financier; and
(ii)pay the relevant amount due to each Continuing Financier or the Departing Financier promptly upon receipt of all Total Payment Amounts from the Substitute Financier.
4.2Substitution effected
(a)A substitution takes effect as between a Continuing Financier or the Departing Financier (as applicable) and the Substitute Financier on the Effective Date.
(b)By making the payment in accordance with clause 4.1(a), the Substitute Financier is taken to have advanced the Substitution Amount to the Borrower on the terms of the Amended Facility Agreement.

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5Rights and obligations of parties
5.1Novation
With effect on and from the Effective Date:
(a)no party to the Finance Documents has any further obligation to a Continuing Financier or the Departing Financier in relation to that Continuing Financier’s or the Departing Financier's Total Substituted Commitment;
(b)no Continuing Financier or Departing Financier has any further obligations to any other party to the Finance Documents in relation to that Continuing Financier’s or Departing Financier's Total Substituted Commitment;
(c)the Substitute Financier has rights which are identical to the rights which the relevant Continuing Financier or Departing Financier had in respect of that Continuing Financier’s or Departing Financier's Substituted Commitment which has been substituted in favour of the Substitute Financier;
(d)the Substitute Financier assumes obligations towards each of the parties to the Finance Documents which are identical to the obligations which the relevant Continuing Financier or Departing Financier had in respect of that Continuing Financier’s or Departing Financier's Substituted Commitment which has been substituted in favour of the Substitute Financier;
(e)the Substitute Financier is taken to have a Commitment equal to its Commitment set out opposite its name in Part 2 of Schedule 2 of the Amended Facility Agreement (which includes its Total Substitution Commitment);
(f)the Substitute Financier is taken to have a participation in the Principal Outstanding equal to its participation in the Principal Outstanding drawn under the Facility Agreement immediately before the substitutions take effect plus the Total Substitution Amount;
(g)each Continuing Financier and the Departing Financier is taken to have a Commitment equal to its Commitment immediately before the substitutions take effect less its Total Substituted Commitment; and
(h)each Continuing Financier and the Departing Financier is taken to have a participation in the Principal Outstanding equal to its participation in the Principal Outstanding immediately before the substitutions take effect less the sum of all Substitution Amounts substituted in favour of the Substitute Financier by that Continuing Financier or Departing Financier.
In clauses 5.1(c) and 5.1(d) a reference to “identical” rights or obligations is a reference to rights or obligations substantially identical in character to those rights or obligations rather than identical as to the person entitled to them or obliged to perform them.
5.2Other rights and obligations not affected
Despite anything contained in this Agreement, the Facility Agent, each Continuing Financier, the Departing Financier and all other parties to the Finance Documents remain entitled to their rights and bound by their obligations in respect of that Continuing Financier’s or Departing Financier's Total Substituted Commitment which have accrued up to and including the Effective Date. This includes accrued interest and amounts in the nature of interest and fees due in respect of that Continuing Financier’s or Departing Financier's Total Substituted Commitment up to that time. The expression “Financier” in the Facility Agreement includes a Continuing Financier and the Departing Financier who remains entitled to any amount under this clause 5.2.

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6Finance Document and Substitution Certificate
This Agreement is a Finance Document and a Substitution Certificate for the purposes of the Amended Facility Agreement and a Finance Document for the purposes of the Common Terms Deed Poll.
7Amendments not to effect validity, rights, obligations
(a)The amendments in clause 2 do not affect the validity or enforceability of the Facility Agreement and except as specifically amended by this Agreement, the provisions of the Facility Agreement remain in full force and effect.
(b)Nothing in this Agreement:
(i)prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Facility Agreement before the amendments in clause 2 take effect; or
(ii)discharges, releases or otherwise affects any liability or obligation arising under the Facility Agreement before the amendments in clause 2 take effect.
8Payments
(a)From the Effective Date, the Facility Agent agrees to make all payments due under the Finance Documents in connection with each Continuing Financier’s or the Departing Financier's (as applicable) Substituted Commitment to the Substitute Financier without having any further responsibility to the relevant Continuing Financier or Departing Financier in respect of it.
(b)The Facility Agent will coordinate the payments and adjustments as advised by the Continuing Financiers or Departing Financier (as applicable) and the Substitute Financier with respect to accrued interest and amounts in the nature of interest, fees and other amounts attributable to the Substituted Commitments which accrue before the Effective Date. The Facility Agent shall have no responsibility for any calculations of any such payments or adjustments and will coordinate and effect these payments and adjustments based solely on any information advised to it by the Continuing Financiers or Departing Financier (as applicable) and Substitute Financier. Each Continuing Financier or the Departing Financier (as applicable) and the Substitute Financier agrees to cooperate with the Facility Agent to effect these payments and adjustments.
9Affirmation
(a)The Borrower represents and warrants on the date of this Agreement that all its representations and warranties in clause 4 of the Common Terms Deed Poll are true and correct as though they had been made on that date in respect of the facts and circumstances then subsisting.
(b)The Borrower represents and warrants on the date of this Agreement that no Event of Default or Potential Event of Default subsists.
(c)The Borrower acknowledges that each Financier is relying on this Agreement (and on the representations and warranties in this clause 9) in continuing to provide financial accommodation to each Borrower (as defined in the Amended Facility Agreement) and in consenting to the amendments in clause 2.
(d)On and from the Effective Date:

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(i)the parties to this Agreement (other than the Departing Financier) are bound by the Amended Facility Agreement; and
(ii)references in the Finance Documents to the Facility Agreement are references to the Amended Facility Agreement.
10Public Offer
10.1New MLABs' representations, warranties and undertakings
Each New MLAB severally undertakes, represents and warrants to the Borrower that:
(a)on behalf of the Borrower, it has made invitations to continue as or become a "Financier" under the Amended Facility Agreement in the form agreed with the Borrower to at least ten parties ("Offerees"), each of whom, as at the date the relevant invitation was made, its relevant officers involved in the transaction on a day to day basis reasonably believed carried on the business of providing finance or investing or dealing in securities in the course of operating in financial markets for the purposes of section 128F(3A)(a)(i) of the Tax Act and each of whom has been disclosed to the Borrower;
(b)at least 10 of the parties to whom it has made invitations referred to in paragraph (a) were not, as at the date the invitations were made, to the knowledge of its relevant officers involved in the transaction, Associates of any of the others of those 10 Offerees; and
(c)it has not made offers or invitations referred to in paragraph (a) to parties whom its relevant officers involved in the transaction on a day to day basis were aware (at the time of issue) were Offshore Associates of the Borrower.
10.2Borrower's confirmation
The Borrower confirms that none of the potential offerees whose names were disclosed to it by the New MLABs, before the date of this Agreement, were known or suspected by it to be an Offshore Associate of the Initial Borrower or an Associate of any other such offeree.
10.3Financiers' representations and warranties
Each Financier which continued as or became a Financier under the Amended Facility Agreement as a result of accepting an invitation under clause 10.1 (New MLABs' representations, warranties and undertakings) represents and warrants to the Borrower that at the time it received the invitation it was carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets.
10.4Information
Each of the New MLABs and each Financier will provide to a Borrower when reasonably requested by a Borrower any factual information in its possession or which it is reasonably able to provide to assist any Borrower to demonstrate (based upon tax advice received by a Borrower) that:
(a)the "public offer" test under Section 128F of the Tax Act has been satisfied in relation to the Amended Facility Agreement; and
(b)payments of interest under the Facility are exempt from Australian Withholding Tax under that section of the Tax Act, where to do so will not in the New MLAB's or the Financier's reasonable opinion breach any law or regulation or any duty of confidence.

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For the purposes of this clause 10.4, "Borrower" has the meaning given to it in the Amended Facility Agreement.
10.5Co-operation if Section 128F requirements not satisfied
If, for any reason, the requirements of Section 128F of the Tax Act have not been satisfied in relation to interest payable on Funding Portions (except to an Offshore Associate of a Borrower), then on request by the Facility Agent, the New MLABs or a Borrower, each party shall co-operate and take steps reasonably requested with a view to satisfying those requirements:
(a)where a Finance Party breached clause 10.1 (New MLABs' representations, warranties and undertakings) or clause 10.3 (Financiers' representations and warranties), at the cost of that Finance Party; or
(b)in all other cases, at the cost of the Borrowers.
For the purposes of this clause 10.5, "Borrower" has the meaning given to it in the Amended Facility Agreement.
11Severability of Provisions
Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.
12Consideration
Each party acknowledges to each other party that it enters into this document for valuable consideration provided by each other party.
13Governing Law and Jurisdiction
This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.
14Counterparts
This Agreement may be executed in any number of counterparts, each executed by one or more parties. A party may do this by executing and electronically transmitting a copy to one or more others or their representative.

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Schedule 1
Part 1: MLABs

Name	ABN/ACN/ARBN
Australia and New Zealand Banking Group Limited	11 005 357 522
Commonwealth Bank of Australia	48 123 123 124
National Australia Bank Limited	12 004 044 937
Westpac Banking Corporation	33 007 457 141
Part 2: New MLABs

Name	ABN/ACN/ARBN
Australia and New Zealand Banking Group Limited	11 005 357 522
Commonwealth Bank of Australia	48 123 123 124
The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	65 117 925 970
National Australia Bank Limited	12 004 044 937
Westpac Banking Corporation	33 007 457 141
Part 3: Financiers

Name and address	ABN/ACN/ARBN
Commonwealth Bank of Australia	48 123 123 124
Australia and New Zealand Banking Group Limited	11 005 357 522
National Australia Bank Limited	12 004 044 937
Westpac Banking Corporation	33 007 457 141
The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	65 117 925 970
Bank of America, N.A., Australian Branch	064 874 531
Deutsche Bank AG, Sydney Branch	13 064 165 162
Citicorp North America, Inc.
JPMorgan Chase Bank, N.A., Sydney Branch	43 074 112 011
Part 4: Departing Financier

Name and address	ABN/ACN/ARBN
Bank of China Limited, Sydney Branch	29 002 979 955

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Schedule 2
Part 1 – MLABs

Name	ABN/ACN/ARBN	Address and Notice details
Australia and New Zealand Banking Group Limited	11 005 357 522	Address: Attention: Email:	Level 19, 242 Pitt Street Sydney NSW 2000 Paul Brickell Paul.Brickell@anz.com.au
Commonwealth Bank of Australia	48 123 123 124	Address: Attention: Email:	Level 21, 201 Sussex Street Sydney NSW 2000 Tim Bates batesti@cba.com.au
National Australia Bank Limited	12 004 044 937	Address: Attention: Email:	Level 22, 255 George Street Sydney NSW 2000 Andrew Ting Andrew.Ting@nab.com.au
Westpac Banking Corporation	33 007 457 141	Address: Attention: Email:	Level 3, Westpac Place, 275 Kent Street Sydney NSW 2000 Robert Cameron robertcameron@westpac.com.au

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Part 2 – Initial Financiers

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Name and address	ABN/ACN/ARBN	Commitment
Commonwealth Bank of Australia Level 22, 201 Sussex Street, Sydney NSW 2000	48 123 123 124	A$120,000,000
Australia and New Zealand Banking Group Limited Level 20, 242 Pitt Street, Sydney NSW 2000	11 005 357 522	A$100,000,000
National Australia Bank Limited Level 22, 255 George Street, Sydney NSW 2000	12 004 044 937	A$100,000,000
Westpac Banking Corporation Level 3, Westpac Place, 275 Kent Street, Sydney NSW 2000	33 007 457 141	A$100,000,000
The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch Level 36, Tower 1 – International Towers Sydney, 100 Barangaroo Avenue, Sydney NSW 2000	65 117 925 970	A$90,000,000
Bank of America, N.A., Australian Branch Level 34 Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000	064 874 531	A$32,500,000
Citicorp North America, Inc. 388 Greenwich Street, New York NY 10013		A$22,500,000

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Name and address	ABN/ACN/ARBN	Commitment
Deutsche Bank AG, Sydney Branch Level 16, Deutsche Bank Place, 126 Phillip Street, Sydney NSW 2000	13 064 165 162	A$22,500,000
JPMorgan Chase Bank, N.A., Sydney Branch 85 Castlereagh Street, Sydney NSW 2000	43 074 112 011	A$22,500,000
TOTAL		A$610,000,000
Part 3 – New MLABs

Name	ABN/ACN/ARBN	Address and Notice details
Australia and New Zealand Banking Group Limited	11 005 357 522	Address: Attention: Email:	Level 19, 242 Pitt Street Sydney NSW 2000 Paul Brickell Paul.Brickell@anz.com.au
Commonwealth Bank of Australia	48 123 123 124	Address: Attention: Email:	Level 21, 201 Sussex Street Sydney NSW 2000 Tim Bates batesti@cba.com.au
The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	65 117 925 970	Address:	Level 36, Tower 1 - International Towers Sydney, 100 Barangaroo Avenue, Sydney NSW 2000
		Attention: Email:	Michael Rossiter michaelrossiter@hsbc.com.au
National Australia Bank Limited	12 004 044 937	Address: Attention: Email:	Level 22, 255 George Street Sydney NSW 2000 Andrew Ting Andrew.Ting@nab.com.au

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Westpac Banking Corporation	33 007 457 141	Address: Attention: Email:	Level 3, Westpac Place, 275 Kent Street Sydney NSW 2000 Robert Cameron robertcameron@westpac.com.au

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Schedule 3
Substitutions

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Column 1	Column 2	Column 3		Column 4
Substituted Commitment
Continuing Financier or Departing FInancier	Substitute Financier	Substitution Commitment	Substitution Amount	Commitment under the Amended Facility Agreement*	Total Payment Amount
Commonwealth Bank of Australia	N/A	N/A	N/A	A$120,000,000	N/A
Australia and New Zealand Banking Group Limited	N/A	N/A	N/A	A$100,000,000	N/A
National Australia Bank Limited	N/A	N/A	N/A	A$100,000,000	N/A
Westpac Banking Corporation	N/A	N/A	N/A	A$100,000,000	N/A
The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	N/A	N/A	N/A	A$90,000,000	N/A
Bank of China Limited, Sydney Branch	The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	A$30,000,000	A$15,983,606.55	N/A	A$15,983,606.55
Bank of America, N.A., Australian Branch	The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	A$2,500,000	A$1,331,967.21	A$32,500,000	A$1,331,967.21

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Citicorp North America, Inc.	The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	A$2,500,000	A$1,331,967.21	A$22,500,000	A$1,331,967.21
Deutsche Bank AG, Sydney Branch	The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	A$2,500,000	A$1,331,967.21	A$22,500,000	A$1,331,967.21
JPMorgan Chase Bank, N.A., Sydney Branch	The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch	A$2,500,000	A$1,331,967.21	A$22,500,000	A$1,331,967.21

*For information only

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Executed as an agreement
Each attorney executing this Agreement states that he has no notice of revocation or suspension of his power of attorney.

BORROWER

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Foxtel Management Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

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FINANCIER, MLAB, NEW MLAB

Signed by
Armin Hosseinipour

as attorney for Australia and New Zealand Banking Group Limited under power of attorney dated 10 August 2020 in the presence of:
/s/ Alison Clark	/s/ Armin Hosseinipour
Witness Signature	Attorney Signature
Alison Clark	Armin Hosseinipour
Print Name	Print Name

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FINANCIER, MLAB, NEW MLAB

Signed for and on behalf of Commonwealth Bank of Australia by
Tim Bates

its attorney under power of attorney dated 24 June 2013 who declares that he or she is an Executive Director

of Commonwealth Bank of Australia in the presence of:
/s/ Laiken Gladwell	/s/ Tim Bates
Witness Signature	Attorney Signature
Laiken Gladwell
Print Name

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FINANCIER, MLAB, NEW MLAB

Signed by
Archit Goradia

as attorney for National Australia Bank Limited under power of attorney dated 1 March 2007 in the presence of:
/s/ Lisa Yan	/s/ Archit Goradia
Witness Signature	Attorney Signature
Lisa Yan	Archit Goradia
Print Name	Print Name

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FINANCIER, MLAB, NEW MLAB

Signed by
Edward Wright

as attorney for Westpac Banking Corporation under power of attorney dated 17 January 2001 in the presence of:
/s/ Matthew Parry	/s/ Edward Wright
Witness Signature	Attorney Signature
Matthew Parry	Edward Wright, Tier Three Attorney
Print Name	Print Name

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FINANCIER, NEW MLAB

Signed by
Steve Fitts

as attorney for THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SYDNEY BRANCH under power of attorney dated 18 January 2021 in the presence of:
/s/ Hugo Bell	/s/ Steve Fitts
Witness Signature	Attorney Signature
Hugo Bell	Steve Fitts, Head of Institutional Client Group Coverage Australia
Print Name	Print Name

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FINANCIER

Signed for Bank of America, N.A., Australian Branch by its attorney in the presence of:
/s/ Deiane Todovic	/s/ Jonathan Boyd
Witness Signature	Attorney Signature
Deiane Todovic	Jonathan Boyd, Managing Director, Bank of America, N.A. Australian Branch
Print Name	Print Name

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DEPARTING FINANCIER

Signed for and on behalf of Bank of China Limited, Sydney Branch ABN 29 002 979 955 by its attorney under power of attorney dated 01 May 2018 in the presence of:
/s/ Danchen Huang	/s/ Zhibin Xie
Witness Signature	Attorney Signature
Danchen Huang, Bank of China Limited, Sydney Branch	Zhibin Xie, Assistant General Manager, Bank of China Limited, Sydney Branch
Print Name	Print Name

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FINANCIER

CITICORP NORTH AMERICA, INC.
/s/ Robert Parr

Name: Robert F. Parr
Title: Managing Director & Vice President

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FINANCIER

Signed by Deutsche Bank AG, Sydney Branch by its attorney under power of attorney dated 12 October 2020:
/s/ Ben Porter	/s/ David Barber
Signature of attorney	Signature of attorney
Ben Porter	David Barber
Name of attorney (print)	Name of attorney (print)

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FINANCIER

SIGNED by	)
James A. Bruce	)
as authrorised signatory for JPMORGAN CHASE BANK, N.A. SYDNEY BRANCH in the presence of:	)
)
)
/s/ Rohan Jain	)
)
)
Signature of witness	)
Rohan Jain	)
	)	/s/ James A. Bruce
	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of JPMORGAN CHASE BANK, N.A. SYDNEY BRANCH
Name of witness (block letters)	)
)
)
)

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FACILITY AGENT

Signed for and on behalf of Commonwealth Bank of Australia by
Tim Bates

its attorney under power of attorney dated 24 June 2013 who declares that he or she is an Executive Director

of Commonwealth Bank of Australia in the presence of:
/s/ Laiken Gladwell	/s/ Tim Bates
Witness Signature	Attorney Signature
Laiken Gladwell
Print Name

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